Exhibit 99.1



                        Theragenics(R) Reports Revenue &
                 Earnings for Fourth Quarter and Year-End 2006

          Company Reports Best Revenue Year and Quarter Ever, and Fourth Consecutive Quarter of Profitability Post Restructuring



    BUFORD, Ga.--(BUSINESS WIRE)--Jan. 30, 2007--Theragenics Corporation(R) (NYSE: TGX), a medical device company serving the cancer treatment and surgical products markets, today announced consolidated financial results for the fourth quarter and year ended December 31, 2006. Consolidated revenue for the quarter was $14.8 million, an increase of $3.4 million, or 30% over the fourth quarter of 2005. For the 12-month period, consolidated revenue was $54.1 million, an increase of $9.8 million, or 22%, compared to the prior year. Net income for the quarter was $3.7 million or $0.11 per share, compared to a net loss of $(236,000), or $(0.01) per share in the fourth quarter of 2005. For the year, net income was $6.6 million, or $0.20 per share, compared to a net loss of $(29.0) million, or $(0.93) per share, in the comparable 2005 period. Net income for the 2006 periods include the release of a deferred tax asset valuation allowance, resulting in an increase to net income of $1.8 million, or $0.06 per share in the fourth quarter and $3.3 million, or $0.10 per share, for the full year. The 2005 and 2006 periods also include pre-tax restructuring charges of $33.4 million and $369,000 respectively. The Company's results include the results of operations of its subsidiaries subsequent to the dates of each respective acquisition. Theragenics acquired CP Medical Corp. on May 6, 2005 and Galt Medical Corp. on August 2, 2006.

    "In many ways we have just completed our best year," stated M. Christine Jacobs, Chief Executive Officer and President. "2006 was our highest annual revenue ever, and the fourth quarter was our highest quarterly revenue ever. CP Medical and Galt, which make up our surgical products business, contributed 46% of our revenue in the fourth quarter. As recently as the first quarter of 2005, 100% of our revenue came from our brachytherapy business. We are accomplishing our diversification goals as we are now more diversified than at any time in our twenty-five year history."

    Ms. Jacobs continued, "Our efforts to work with Congress in protecting access to brachytherapy were recognized in December 2006 when the Tax Reform and Health Care Act of 2006 became law. This law provides important safeguards to protect the immediate and long-term reimbursement for seeds. Adding to these accomplishments, we delivered four consecutive profitable quarters in 2006, something we haven't done since 2002. We are thrilled with our results this year, and intend to continue building on our momentum. We are committed to investing for growth at CP Medical and Galt, maintaining our leadership in brachytherapy, and continuing to search for acquisition candidates that can leverage our surgical products businesses. Our balance sheet remains strong and capable of supporting our strategy."

    A comparison of non-GAAP revenue and operating income by segment, excluding non-recurring items, is summarized in Table III to this press release. Table IV includes a reconciliation of GAAP net earnings to earnings before interest, taxes, depreciation and amortization (EBITDA).

    Theragenics will host a conference call today at 11:00 a.m. Eastern Time. To access the call, dial 800-538-9844 or 706-634-7274 and provide the conference ID code 6306801. This call is also being broadcast live over the Internet, and a recording will be available for one month on the Company's website. To access the webcast, log on to www.theragenics.com and select Investor Relations followed by selecting company presentations. You also can access a phone replay of the call until Midnight, February 6, 2007, by dialing 800-642-1687 or 706-645-9291 and providing the conference ID code: 6306801.

    Theragenics Corporation(R)(NYSE: TGX) operates two business segments: its brachytherapy seed business and its surgical products business. The brachytherapy business manufactures and markets its premiere product, the palladium-103 TheraSeed(R) device and I-Seed, an iodine-125 based device, which are used primarily in the minimally invasive treatment of localized prostate cancer. Its surgical products business manufactures and distributes wound closure, needles, and other surgical products used in the urology, veterinary, orthopedic and other markets, and disposable medical devices used for vascular access. For additional information, call Theragenics' Investor Relations Department at (800) 998-8479 or visit www.theragenics.com.

    This press release contains non-GAAP financial measures used by Management in its analysis of the Company's operating performance. Management believes presentation of financial measures excluding the impact of certain identified items provides supplemental information that is helpful to an understanding of the operating results of the Company's businesses and period-to-period comparisons of performance. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company's reported GAAP results.

    This release contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, the accuracy of which is necessarily subject to risks and uncertainties, including, without limitation, statements regarding the contribution of Galt Medical Corp. and CP Medical to Theragenics' sales, impact on net income, future growth, and anticipated positive results in general. Actual results may differ materially due to a variety of factors, including, among other things, uncertainties related to the integration of Galt and CP Medical into the Theragenics organization, capitalization on opportunities for growth within the Galt and CP Medical business plans, ability to recognize value from areas of shared expertise, risks and uncertainties related to competition within the medical device industry, development and growth of new applications within the markets for vascular access, wound closure, brachytherapy and more broadly, medical devices, competition from other companies within the vascular access, wound closure and medical device markets, competition from other methods of treatment, new product development cycles, integration risks, effectiveness and execution of marketing and sales programs by Theragenics and its distributors, changes in product pricing by Theragenics or other brachytherapy seed producers, changes in costs of materials used in production processes (especially as it relates to isotope production), continued acceptance of the products by the market, continued demand for palladium-103, introduction and/or availability of competitive products by others, potential changes in third-party (including CMS) reimbursement, physician training, third-party distribution agreements, ability to execute on acquisition opportunities on favorable terms and successfully integrate any acquisitions, and other factors set forth from time to time in the Company's Securities and Exchange Commission filings.

    All forward looking statements and cautionary statements included in this document are made as of the date hereby based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward looking statement or cautionary statement.



TABLE I
THERAGENICS AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF
 OPERATIONS (Unaudited)
(In thousands except per share data)

                                  Three Months Ended     Year Ended
                                12/31/06   12/31/05 12/31/06 12/31/05
                              ----------------------------------------
Product sales                    $14,630    $11,216  $53,076  $43,693
License fees                         162        141    1,020      577
                              ----------------------------------------
Total revenue                     14,792     11,357   54,096   44,270
Cost of sales                      7,954      5,891   27,752   23,763
                              ----------------------------------------
     Gross profit                  6,838      5,466   26,344   20,507
Operating expenses:
     Selling, general &
      administrative               4,674      5,137   19,951   19,652
     Amortization of purchased
      intangibles                    525        187    1,371      500
     Research & development          181        258      805    3,632
      Restructuring expenses           -        475      369   33,390
      Gain on sale of assets           -          -     (201)       -
                              ----------------------------------------
                                   5,380      6,057   22,295   57,174
                              ----------------------------------------
     Operating income/(loss)       1,458       (591)   4,049  (36,667)
Other income, net                    180        355    1,104    1,267
                              ----------------------------------------
     Income/(Loss) before
income tax                         1,638       (236)   5,153  (35,400)
                              ----------------------------------------
Income tax benefit                (2,052)         -   (1,402)  (6,394)
                              ----------------------------------------
Net earnings/(loss)               $3,690      $(236)  $6,555 $(29,006)
                              ========================================
Net income/(loss) per
common share, Basic                $0.11     $(0.01)   $0.20   $(0.93)
                              ========================================
Net income/(loss) per
common share, Diluted              $0.11     $(0.01)   $0.20   $(0.93)
                              ========================================
Weighted average shares
   Basic                          33,041     32,027   32,452   31,273
  Diluted                         33,125     32,027   32,540   31,273




TABLE II
THERAGENICS CORPORATION AND SUBSIDIARIES CONDENSED CONSOLIDATED
 BALANCE SHEETS
(Unaudited)
(In thousands)

Assets                                  Dec. 31, 2006    Dec. 31, 2005
                                    ----------------------------------
     Cash, short-term investments &
      marketable securities                  $32,980          $45,608
     Trade accounts receivable                 7,556            7,622
     Inventories                               7,433            5,042
     Deferred income tax asset                 7,798                -
     Assets held for sale                      3,400            3,433
     Prepaid expenses and other
      current assets                           3,478            2,720
                                    ----------------------------------
               Total current assets           62,645           64,425
     Property, plant & equipment,
      net                                     30,901           32,766
     Goodwill                                 38,824           18,370
     Other intangible assets                  13,762            6,388
     Other long-term assets                      112              115
                                    ----------------------------------
          Total assets                      $146,244         $122,064
                                    ==================================

Liabilities & Shareholders' Equity
     Accounts payable & accrued
      expenses                                $4,381           $4,172
     Contract termination liability            1,513            1,537
     Long term debt                            7,500                -
     Deferred income tax liability,
      long-term                                6,458                -
     Other long-term liabilities                 561              672
                                    ----------------------------------
               Total liabilities              20,413            6,381
     Shareholders' equity                    125,831          115,683
                                    ----------------------------------
               Total liabilities &
                shareholders' equity        $146,244         $122,064
                                    ==================================




TABLE III
THERAGENICS CORPORATION AND SUBSIDIARIES
RECONCILIATION OF NON GAAP FINANCIAL MEASURES
REVENUE BY SEGMENT EXCLUDING NON-RECURRING LICENSE FEES (in thousands)

                   Quarter Ended 12/31/06     Quarter Ended 12/31/05
                 -------------------------- --------------------------
                 Consol-  Brachy- Surgical  Consol-  Brachy- Surgical
                  idated  therapy  products  idated  therapy  products
                 -------- ------- --------- -------- ------- ---------
Revenue, U.S.
 GAAP            $14,792  $8,014    $6,778  $11,357  $8,483    $2,874
Less: non-
 recurring
 license fee           -       -         -        -       -         -
                 -------- ------- --------- -------- ------- ---------
Revenue before
 non-recurring
 license fee     $14,792  $8,014    $6,778  $11,357  $8,483    $2,874
                 ======== ======= ========= ======== ======= =========




                   Year Ended 12/31/06         Year Ended 12/31/05
               --------------------------- ---------------------------
               Consol-  Brachy-  Surgical  Consol-  Brachy-  Surgical
                idated  therapy   products  idated  therapy   products
               -------- -------- --------- -------- -------- ---------
Revenue, U.S.
 GAAP          $54,096  $34,880   $19,216  $44,270  $36,372    $7,898
Less: non-
 recurring
 license fee      (400)    (400)        -        -        -         -
               -------- -------- --------- -------- -------- ---------
Revenue before
 non-recurring
 license fee   $53,696  $34,480   $19,216  $44,270  $36,372    $7,898
               ======== ======== ========= ======== ======== =========




TABLE III - CONTINUED
THERAGENICS CORPORATION AND SUBSIDIARIES
RECONCILIATION OF NON GAAP FINANCIAL MEASURES
OPERATING INCOME BY SEGMENT EXCLUDING SPECIAL ITEMS (in thousands)

                    Quarter Ended 12/31/06    Quarter Ended 12/31/05
                   ------------------------- -------------------------
                   Consol- Brachy- Surgical  Consol- Brachy- Surgical
                   idated  therapy  products idated  therapy  products
                   ------- ------- --------- ------- ------- ---------
Operating income
 (loss), U.S. GAAP $1,458    $475      $983   $(591)  $(914)     $323
Special items:
Restructuring
 related items, net     -       -         -     475     475         -
Severance costs not
 related to
 restructuring          -       -         -       -       -         -
                   ------- ------- --------- ------- ------- ---------
Operating income
 (loss) excluding
 special items     $1,458    $475      $983   $(116)  $(439)     $323
                   ======= ======= ========= ======= ======= =========




                  Year Ended 12/31/06         Year Ended 12/31/05
               ------------------------- -----------------------------
               Consol- Brachy- Surgical   Consol-   Brachy-  Surgical
               idated  therapy  products  idated    therapy   products
               ------- ------- --------- --------- --------- ---------
Operating
 income (loss),
 U.S. GAAP     $4,049  $2,122    $1,927  $(36,667) $(38,097)   $1,430
Special items:
 Non-recurring
  license fees   (400)   (400)        -         -         -         -
 Restructuring
  related
  items, net      170     170         -    33,390    33,390         -
 Severance
  costs not
  related to
  restructuring     -       -         -       731       731         -
               ------- ------- --------- --------- --------- ---------
Operating
 income (loss)
 excluding
 special items $3,819  $1,892    $1,927   $(2,546)  $(3,976)   $1,430
               ======= ======= ========= ========= ========= =========




TABLE IV
THERAGENICS CORPORATION AND SUBSIDIARIES
RECONCILIATION OF NON GAAP FINANCIAL MEASURES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION
 (EBITDA), EXCLUDING SPECIAL ITEMS (in thousands)

                                 Quarter Ended         Year Ended
                               ------------------- -------------------
                               12/31/06  12/31/05  12/31/06  12/31/05
                               --------- --------- --------- ---------
Net earnings (loss), U.S. GAAP   $3,690     $(236)   $6,555  $(29,006)
Income tax benefit               (2,052)        -    (1,402)   (6,394)
Other income, net                  (180)     (355)   (1,104)   (1,267)
                               --------- --------- --------- ---------
Operating income (loss)           1,458      (591)    4,049   (36,667)
Depreciation and amortization     1,867     1,331     6,029     6,818
Stock based compensation
 amortization                        60        52       362       215
                               --------- --------- --------- ---------
    EBITDA                        3,385       792    10,440   (29,634)
Special items:
    Non-recurring license fee
     revenue                          -         -      (400)        -
    Restructuring related items       -       475       170    33,390
    Severance costs not related
     to restructuring                           -         -       731
                               --------- --------- --------- ---------
    EBITDA excluding special
     items                       $3,385    $1,267   $10,210    $4,487
                               ========= ========= ========= =========




    CONTACT: Theragenics Corporation(R), Buford
             Company Contact:
             Frank Tarallo, 800-998-8479 or 770-271-0233
             CFO & Treasurer
             or
             Lisa Rassel, 800-998-8479 or 770-271-0233
             Manager of Investor Relations
             www.theragenics.com